UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2019

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey (Channel Islands)	333-230217	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North Warmley, Bristol United Kingdom (Address of principal executive offices)	BS30 8XP (Zip Code)

+44 117 9753200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Appointment of Executive Officers of the Company

On May 10, 2019, in connection with the upcoming closing (the “Closing”) of the transaction (the “Transaction”) contemplated by the Transaction Agreement (the “Transaction Agreement”), dated as of August 6, 2018, by and among Amcor plc (the “Company”), Amcor Limited, (“Amcor Ltd”), Arctic Corp. and Bemis Company Inc. (“Bemis”), the following individuals were appointed as the executive officers of the Company.

Name	Position(s)
Ronald Delia	Chief Executive Officer

Michael Casamento	Executive Vice President, Finance and Chief Financial Officer

Peter Konieczny	President, Amcor Flexibles Europe, Middle East and Africa

Eric Roegner	President, Amcor Rigid Plastics

Fred Stephan*	President, Amcor Flexibles North America

Ian Wilson	Executive Vice President

*Mr. Stephan’s appointment will be effective upon Closing.

Biographical information regarding each of the executives can be found in the Company’s Registration Statement on Form S-4, initially filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2019.

Resignation of Directors

In connection with the Transaction, Ian Wilson and Andrew Cowper resigned as Directors of the Company. Such resignations became effective on May 10, 2019.

Appointment of Directors

As previously announced, the following individuals were appointed as members of the Company’s board of directors in connection with the Transaction: Graeme Liebelt, Dr. Armin Meyer, Ronald Delia, Paul Brasher, Eva Cheng, Karen Guerra, Nicholas (Tom) Long and Jeremy Sutcliffe.

Effective as of the Closing, the committees of the board of directors will be constituted as follows:

Audit Committee	Paul Brasher (chair) Arun Nayar David Szczupak

Compensation Committee	Dr. Armin Meyer (chair) Nicholas (Tom) Long Philip Weaver

Nominating and Corporate Governance Committee	Graeme Liebelt (chair) Karen Guerra Nicholas (Tom) Long

Pursuant to the Transaction Agreement, three directors of the Company are to be designated by Bemis prior to the closing of the Transaction.  They are Arun Nayar, David T. Szczupak and Philip G. Weaver. Their appointments will be effective upon Closing. There are no arrangements or understandings between any director and any other person pursuant to which the director was selected as a director, other than the provisions of the Transaction Agreement.

Biographical information regarding each of the directors, and information about the Company’s compensation program for non-employee directors, can be found in the Company’s Registration Statement on Form S-4, initially filed with the SEC on March 12, 2019.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

/s/ Damien Clayton
Date: May 16, 2019	Name:	Damien Clayton
	Title:	Company Secretary

3